United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2003

Commission File Number 001-31673

CINGULAR WIRELESS LLC

Formed under the laws of the State of Delaware
I.R.S. Employer Identification Number 74-2955068

5565 Glenridge Connector, Atlanta, Georgia 30342
Telephone Number: (404) 236-7895

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits – The following exhibits are furnished as a part of this report:

Exhibit Number	Exhibit Description

99.1	Press Release dated October 20, 2003 reporting financial results for the third quarter ended September 30, 2003.
99.2	Cingular Wireless LLC Selected Financial Statements and Operating Data

ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto are (i) Exhibit 99.1, which is a copy of a press release of Cingular Wireless LLC dated October 20, 2003, reporting the company’s financial results for the quarter ended September 30, 2003 and (ii) Exhibit 99.2, which provides selected financial statements and operating data at and for the three and nine months ended September 30, 2003 for Cingular Wireless LLC and at and for the comparable date and period in 2002.

The foregoing information is intended to be furnished only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of Section 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINGULAR WIRELESS LLC By: CINGULAR WIRELESS CORPORATION, as Manager

Date: October 20, 2003	By:	/s/ Richard G. Lindner

Richard G. Lindner Chief Financial Officer (Principal Financial Officer)

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